Exhibit 10.10

AMENDMENT NUMBER THIRTEEN TO CREDIT AGREEMENT
This AMENDMENT NUMBER THIRTEEN TO CREDIT AGREEMENT (this “Agreement”) is made as of July 13, 2018, by and among OVERLAND STORAGE, INC., a California corporation (the “Company”), TANDBERG DATA GMBH, a German limited liability company registered with the commercial register of the local court in Dortmund under HRB 5589 (“Subsidiary Borrower” and, collectively with Company, the “Borrowers” and each individually a “Borrower”), each undersigned Guarantor signatory hereto, and CB CA SPV, LLC, a Delaware limited liability company (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrowers and Lender are parties to that certain Credit Agreement, dated as of April 6, 2016 (such Credit Agreement as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrowers have requested that Lender amend the Credit Agreement as set forth herein; and
WHEREAS, on and subject to each of the terms and conditions set forth herein, Lender has agreed to accommodate Borrowers’ request;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, the parties hereto agree as follows:
1.Capitalized Terms. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Credit Agreement.
2.    Affirmation of Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.
3.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding in proper alphabetical order, or amending and restating in their entirety, the following definitions:
“Amendment Number Thirteen” means that certain Amendment Number Thirteen to Credit Agreement, dated as of July 13, 2018, among Borrowers, Guarantors and Lender.
“Maturity Date” means, with respect to (a) the Term Loan, the earliest of (i) the Global Debenture Maturity, (ii) July 23, 2018 or (iii) such earlier date upon which the Obligations may be accelerated in accordance with the terms of this Agreement, and (b) each Revolving Loan, the earliest of (i) the Global Debenture Maturity, (ii) July 23, 2018, or (iii) such earlier date upon which the Obligations may be accelerated in accordance with the terms of this Agreement.
4.    Amendment to Amendment Number Eight.
(a)    Section 3(c) of Amendment Number Eight is hereby amended by deleting "July 13, 2018" and substituting "July 20, 2018" therefor.

5.    Conditions Precedent to Effectiveness. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Agreement and each and every provision hereof (such date being the “Agreement Effective Date”):
(a)    Lender shall have received counterparts of this Agreement duly executed and delivered by each Borrower and each Guarantor;
(b)    Lender shall have received a written extension of the Global Debenture Maturity to July 23, 2018 or later, duly executed and delivered by Parent and FBC Holdings S.a.r.l. and in form and substance satisfactory to Lender;
(c)    Borrowers shall pay concurrently with the closing of the transactions evidenced by this Agreement all fees, costs, expenses and taxes then payable pursuant the Credit Agreement or incurred in connection with this Agreement and any other Loan Documents (including, without limitation, legal fees and legal expenses);
(d)    the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except where any such representation and warranty is already subject to a materiality standard, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier day);
(e)    no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and
(f)    no injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower or any Guarantor or Lender.
6.    Representations and Warranties. Each Loan Party hereby represents and warrants to Lender as follows (and such representations and warranties shall survive the execution and delivery of this Agreement):
(a)    Due Organization and Qualification. Each Loan Party (i) is duly organized and validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified reasonably could be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
(b)    Due Execution and Authority. Each Loan Party has the corporate or limited liability company, as applicable, power and authority and the legal right to make, deliver and perform this Agreement and each other Loan Document to which it is a party and each Loan Party has the corporate, limited liability company or other organizational, as applicable, power and authority to, and has taken all necessary action to, authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party. No consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents except for any filings or recordings in connection with the perfection of the Liens granted under the Loan Documents.

(c)    No Legal Bar. The execution, delivery, and performance by each Borrower and each other Loan Party of this Agreement and each of the other Loan Documents to which it is a party and compliance with the provisions hereof and thereof have been duly authorized by all requisite action on the part of each such Borrower and each such other Loan Party and do not and will not (i) violate or conflict with, or result in a breach of, or require any consent under (x) any Organization Documents of a Borrower or any other Loan Party, (y) any material Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator applicable to any of the Loan Parties or their respective businesses, or (z) any material Contractual Obligation of a Borrower or any other Loan Party or by which any of them or any of their property is bound or subject (after giving effect to any modifications, waivers or consents, the effectiveness of which may occur concurrently with the Closing Date), (ii) constitute a default under any such material agreement or instrument, or (iii) result in, or require, the creation or imposition of any Lien on any of the properties of a Borrower or other Loan Party (other than the Liens granted in connection herewith).
(d)    Enforceability. This Agreement, the Credit Agreement and the other Loan Documents have been duly executed and delivered by each Borrower and Guarantor and are the legally valid and binding obligations of each Borrower and Guarantor, enforceable against such Borrower and Guarantor in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principals of equity (whether considered in a proceeding in equity or law).
(e)    No Injunctions or Other Orders. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party or Lender.
(f)    Representations and Warranties. The representations and warranties herein and in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except where any such representation and warranty is already subject to a materiality standard, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, as though made on and as such date (except to the extent that such representations and warranties relate solely to an earlier day).
(g)    No Default. No Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied, nor will result from the consummation of the transactions contemplated herein.
(h)    Performance. Each Loan Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement and the other Loan Documents.
(i)    Financial Projections. All projections concerning the Loan Parties that have been or are hereafter made available to Lender by any Loan Party or any Loan Party’s officers, management, shareholders, directors, employees, personnel, attorneys, accountants, advisors, auditors, consultants and other agents and representatives (each individually a “Loan Party Representative” and collectively the “Loan Party Representatives”) in connection with the transactions contemplated hereby and by the other Loan Documents have been (or will be, in the case of projections made available after the date hereof) prepared in good faith based upon reasonable assumptions (it being recognized by Lender that the projections and forecasts provided are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).
(j)    No Duress. This Agreement has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Agreement is a fully informed decision and each Loan Party is aware of all legal and other ramifications of such decision.

(k)    Comprehension and Advice of Counsel. (i) Each Loan Party has thoroughly read and reviewed the terms and provisions of this Agreement in its full and final form and is familiar with same, (ii) the terms and provisions contained herein are clearly understood by the Loan Parties and have been fully and unconditionally consented to by the Loan Parties, (iii) the Loan Parties have had full benefit and advice of counsel of their own selection, or the opportunity to obtain the benefit and advice of counsel of their own selection, in regard to understanding the terms, meaning and effect of this Agreement, (iv) this Agreement has been entered into by each Loan Party freely, voluntarily, and with full knowledge, and (v) in executing this Agreement, no Loan Party is relying on any representations, either written or oral, express or implied, made to any Loan Party by any other party hereto or Lender. Each Loan Party acknowledges that Lender’s agreements set forth in this Agreement are adequate and sufficient consideration for the agreements of the Loan Parties set forth in this Agreement.
7.    Covenants. Each Loan Party hereby covenants and agrees with Lender that each Loan Party shall strictly adhere to all the terms, conditions and covenants of the Loan Documents, including terms requiring payment of interest, fees and expenses when due.
8.    Reserved.
9.    Other Acknowledgements.
(a)    Acknowledgement and Reaffirmation of Obligations. Each Borrower and Guarantor hereby acknowledges that the Loan Documents to which it is a party and the Obligations constitute the valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower or Guarantor, as applicable, in accordance with their respective terms, and each Borrower and Guarantor hereby reaffirms its obligations under the Loan Documents to which it is a party. Lender’s entry into this Agreement or any of the documents referenced herein, their negotiations with any party with respect to each Borrower and any Guarantor, their conduct of any analysis or investigation of any Collateral for the Obligations or any Loan Document, their acceptance of any payment from any Borrower or any other party of any payments made prior to the date hereof, or any other action or failure to act on the part of Lender shall not constitute (i) a modification of any Loan Document (except as expressly amended in this Agreement), or (ii) a waiver of any Default or Event of Default under the Credit Agreement, except as expressly waived pursuant to this Agreement, or a waiver of any term or provision of any Loan Document.
(b)    Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that Lender has and shall continue to have valid, enforceable and perfected first-priority Liens in the Collateral (or other similar term used in any Loan Document) of the Loan Parties under the Loan Documents, except in the case of (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of the Lender pursuant to any applicable law and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Lender has not obtained or does not maintain possession of such Collateral.
(c)    Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents to which it is a party has been duly executed and delivered to Lender by such Loan Party, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Loan Party contained in this Agreement and the other Loan Documents constitute the legal, valid and binding obligations of such Loan Party and its successors and assigns, enforceable against such Loan Party and its successors and assigns in accordance with their respective terms, and such Loan Party and its successors and assigns have no valid defense to the enforcement of the Obligations and such guaranteed indebtedness, and (iii)  Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents (as such rights, remedies and benefits may be limited as set forth in this Agreement) and under applicable law or at equity.
(d)    No Disregard of Loan Documents. Each Loan Party acknowledges that the parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of California or otherwise.

(e)    Loan Parties Remain in Control. Each Loan Party acknowledges that it remains in control of its business and affairs and determines the business plan, for, and employment, management and operating directions and decisions for its business and affairs.
(f)    Appointment of Receiver. Each Loan Party acknowledges and agrees that upon the occurrence of any Event of Default, Lender shall have the right to the appointment of a receiver for the properties and assets of Borrowers, and Borrowers hereby consent to such rights and such appointment and hereby waive any objection Borrowers may have thereto or the right to have a bond or other security posted by Lender.
10.    Payment of Costs and Fees. Borrowers jointly and severally shall pay to Lender all costs, fees, expenses, and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Agreement and any documents and instruments relating hereto. In addition thereto, Borrowers jointly and severally agree to reimburse Lender on demand for its costs arising out of this Agreement and all documents or instruments relating hereto (which costs may include the fees and expenses of any attorneys retained by Lender). The undertaking in this Section 10 shall survive the payment in full of the Obligations.
11.    Tolling of Statute of Limitations.
(a)    Any and all statutes of limitations applicable to any and all rights, causes of action, claims and remedies, or equitable claim or laches, which Lender has or might have against any Loan Party arising out of or relating to the circumstances and events described in the recitals shall be and hereby are tolled and suspended effective at all times on and after the date of this Agreement.
(b)    Except for the tolling of the statute of limitations applicable to Lender's rights, causes of action, claims and remedies against each other party set forth above, nothing in this Section 11 is intended to modify or amend the obligations of any Loan Party to Lender, or to be any waiver, estoppel or election as to any right, claim, defense or objection of any Lender. Any and all substantive rights of Lender are hereby expressly preserved.
(c)    It is expressly understood and agreed that nothing in this Section 11 shall operate or be construed to defeat or diminish Lender's right to file actions or assess claims against any Loan Party (in conformance with the terms of this Agreement), without prior verbal or written notice, or any issue, including but not limited to the matters discussed hereinabove.
12.    Compromise Negotiations. Other than the provisions of this Agreement explicitly set forth herein, any discussions between the parties hereto in reference to the drafting hereof (the “Negotiations”) shall not be utilized or admissible in any subsequent litigation between the parties hereto. All such Negotiations shall be considered “compromise negotiations” pursuant to N.Y. C.P.L.R. 4547, Fed. R. Evid. 408 and any comparable provision of any other state or federal law which may now or in the future be deemed applicable to the Negotiations, and none of such Negotiations shall be considered “otherwise discoverable” or be permitted to be discoverable or admissible for any other purpose except to prove “bias, prejudice, interest of a witness or a party, negating a contention of undue delay, or an effort to obstruct a criminal investigation or prosecution” as provided by N.Y. C.P.L.R. 4547, Fed. R. Evid. 408 and any comparable provision of any other state or federal law which may now or in the future be deemed applicable to the Negotiations. For purposes of clarification, notwithstanding the foregoing, if a dispute arises out of this Agreement, the parties shall have the absolute right to resolve such dispute in the courts specified in Section 13 below.
13.    Governing Law; Jurisdiction and Venue; Jury Trial Waiver; Judicial Reference. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 9.20 AND 9.22 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

14.    Waiver of Bond. EACH LOAN PARTY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF LENDER IN CONNECTION WITH ANY RECEIVERSHIP INSTITUTED PURSUANT HERETO OR ANY OTHER LOAN DOCUMENT, ANY JUDICIAL PROCESS OR PROCEEDING OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF LENDER OR TO ENFORCE BY SPECIFIC ENFORCEMENT, ANY TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTIONS, OR THIS AGREEMENT.
15.    Time of Essence. Time is of the essence in the payment and performance of each of the obligations of Loan Parties and with respect to all covenants and conditions to be satisfied by any Loan Party in this Agreement, the other Loan Documents and all other documents, acknowledgments and instruments delivered in connection herewith.
16.    Release by Loan Parties; Covenant not to Sue.
(a)    Effective on the date hereof, each Loan Party, for itself and on behalf of its successors, assigns, officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Lender, each of its Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents, Consultant and other professionals and all other persons and entities to whom Lender would be liable if such persons or entities were found to be liable to any Loan Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseeen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Loan Party ever had from the beginning of the world, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents; provided, that the releases set forth in this paragraph shall not release any Releasee from its duties and obligations from and after the date hereof that are set forth in the Credit Agreement, any Loan Document, or this Agreement. As to each and every Claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law of any applicable jurisdiction, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. This release shall be and remain in full force and effect notwithstanding the discovery by any Loan Party after the date hereof (i) of any new or additional Claim against any Releasee, (ii) of any new or additional facts in any way relating to this release, (iii) that any fact relied upon by it was incorrect, or (iv) that any representation or warranty made by any Releasee was untrue or that any Releasee concealed any fact, circumstance or claim relevant to any Loan Party’s execution of this release. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)    Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that (i) none of the provisions of the above release shall be construed as or constitute an admission of any liability on the part of any Releasee; (ii) it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to this Section 16; and (iii) any attempt to assert a Claim barred by the provisions of this Section 16 shall subject it to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Lender’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Loan Party or any Person acting for or on behalf of, or claiming through it, violate the foregoing covenant, such Loan Party, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation. In agreeing to the foregoing release, each Loan Party expressly disclaims any reliance on any representations or warranties, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the above release do not depend in any way on any such representations or warranties, acts or omissions or the accuracy, completeness or validity thereof.
(c)    The provisions of this Section 16 shall survive the termination of this Agreement and the other Loan Documents and the payment in full of the Obligations.
(d)    Each Loan Party acknowledges that the foregoing release is a material inducement to Lender’s decision to enter into this Agreement.
17.    Specific Performance. It is understood and agreed by each of the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled, without being required to demonstrate irreparable harm, likelihood of success on the merits or the insufficiency of money damages, and without (to the extent permitted by applicable law) posting a bond or other security, to specific performance and injunctive or other equitable relief as a remedy of any such breach.
18.    Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
19.    Integration. This Agreement, and the terms and provisions hereof, which terms shall be deemed to include the annexes, exhibits, and schedules hereto, together with the other Loan Documents and the other documents delivered pursuant hereto (each as amended, supplemented or otherwise modified from time to time), incorporate all negotiations of the parties hereto with respect to the subject matter hereof and sets forth in full the terms of agreement between the parties and is intended as the full, complete and exclusive contract governing the relationship between the parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, agreement and understandings, whether express or implied, oral or written, between the parties with respect thereto.
20.    Submission of Agreement. The submission of this Agreement to the parties or their agents or attorneys for review or signature does not constitute a commitment by Lender to forbear from exercising any of their rights and remedies under the Loan Documents, and this Agreement shall have no binding force or effect until all of the conditions to the effectiveness of this Agreement have been satisfied as set forth herein.

21.    Modification and No Further Commitment. This Agreement may not be amended, waived, supplemented or otherwise modified in any manner without the written consent of the party against whom the amendment, waiver, supplement or other modification is sought to be enforced. Each Loan Party acknowledges and agrees that (a) Lender has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the loans or other Obligations under the Credit Agreement, or any modification, amendment, waiver, supplement, restructuring or reinstatement of the Loan Documents, or to forbear from exercising Lender’s rights and remedies under the Loan Documents, except as specifically provided in this Agreement, and (b) if there are any future discussions among Lender and the Loan Parties concerning any such modification, amendment, waiver, supplement, restructuring or reinstatement, then no modification, amendment, waiver, supplement, restructuring, reinstatement, compromise, settlement, agreement or understanding with respect to the loans or Obligations under the Credit Agreement or the Loan Documents shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by authorized representatives of Lender, and none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section 21.
22.    Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to Lender under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with any Loan Document to Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Agreement).
23.    Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.
24.    Effect on Loan Documents.
(a)    The Credit Agreement and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms (as amended by this Agreement) and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Agreement shall not operate, except as expressly set forth herein, as a forbearance, waiver, consent or modification of any right, power, or remedy of Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, and shall not (i) excuse future non-compliance with the Loan Documents, (ii) operate as a consent to any further or other matter under the Loan Documents, or (iii) operate as a waiver of any Default or Event of Default. Lender is not obligated to consider or consent to any additional request by any Loan Party for any other waiver, consent or other modification with respect to the Credit Agreement. Except for the waivers, consents and other modifications expressly set forth above, the text of the Credit Agreement and all other existing Loan Documents shall remain unchanged and in full force and effect and Lender expressly reserves the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.
(b)    This Agreement is a Loan Document.
(c)    Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, references to the masculine, feminine or neuter gender shall include each other, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.
25.    Survival. All covenants, representations and warranties, indemnities and releases contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by Lender or on any other Person on its behalf.

26.    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
27.    Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.
28.    Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which, when taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic methods of transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
29.    Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Agreement.
30.    Construction. This Agreement shall not be construed more strictly against Lender merely by virtue of the fact that the same has been prepared by Lender or its counsel, it being recognized that the Lon Parties and Lender have contributed substantially and materially to the preparation of this Agreement, and each party acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Agreement.
31.    Benefit. This Agreement shall be binding upon and shall inure to the benefit of the Borrowers, the Guarantors and Lender, and their respective successors and assigns, provided that none of the Borrowers shall have any right to assign any of its rights or duties under this Agreement.
32.    Relationship of the Loan Parties and Lender. The relationship between the Borrowers and the Guarantors, on the one hand, and Lender, on the other hand, is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with any Borrower or Guarantor, and no term or condition of this Agreement or any other Loan Document shall be construed so as to deem the relationship between any Borrower or Guarantor and Lender to be other than that of debtor and creditor.
33.    Releasees Not Agents of Any Loan Party. Each Loan Party acknowledges that at the time this Agreement was negotiated and entered that no “Releasee” as defined in Section 16 of this Agreement is an agent, dual agent or fiduciary of any Loan Party.
34.    Lender Not Liable For Expenses. Nothing in this Agreement shall be intended or construed to hold Lender liable or responsible for any expense, disbursement, liability or obligation of any kind or nature whatsoever, including, without limitation, wages, salaries, payroll taxes, deposits, withholding, benefits or other amounts payable to or on behalf of any Loan Party.

35.    Additional Waivers by the Loan Parties. Each Loan Party waives: (a) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which any Loan Party may in any way be liable and hereby ratifies and confirms whatever the Lender may do in this regard; (b) notice prior to taking possession or control of the Collateral; (c) the benefit of all valuation, appraisement and exemption laws; and (d) notice of acceptance hereof. Each Loan Party acknowledges that the foregoing waivers are a material inducement to the Lender entering into this Agreement and that the Lender is relying upon the foregoing waivers in its future dealings with the Loan Parties. Each Loan Party represents and warrants that it has fully reviewed and understands the foregoing waivers.
36.    Twelfth Amendment Fee. Company acknowledges and agrees that the amendment fee earned pursuant to Amendment Number Twelve in the amount of $363,900.35 is being paid in kind on the date hereof by being capitalized and added to the outstanding principal amount of the Term Loan. After such payment in kind on the date hereof, the outstanding principal amount of the Term Loan is $10,363,900.35.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Agreement as of the day and year first written above.

BORROWERS:	OVERLAND STORAGE, INC., a California corporation, as Company and as a Borrower By: /s/ Kurt Kalbfleisch Name: Kurt Kalbfleisch Title: SVP and CFO
TANDBERG DATA GMBH, a limited liability company organized under the laws of Germany, as a Borrower By: /s/ Kurt Kalbfleisch Name: Kurt Kalbfleisch Title: Geschaftsfuhrer

[SIGNATURE PAGE TO AMENDMENT NUMBER THIRTEEN]

GUARANTORS:
OVERLAND STORAGE, INC., a California corporation, as a Guarantor

By:  /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP and CFO

SPHERE 3D CORP., a corporation organized under the laws of Ontario Canada, as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP and CFO

SPHERE 3D INC., a corporation organized under the laws of Canada, as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP, CFO, and Secretary

V3 SYSTEMS HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Secretary and CFO

OVERLAND TECHNOLOGIES LUXEMBOURG S.À R.L., a Luxembourg limited liability company, as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Manager

TANDBERG DATA HOLDINGS S.À R.L., a Luxembourg limited liability company, as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Manager

[SIGNATURE PAGE TO AMENDMENT NUMBER THIRTEEN]

LENDER:	CB CA SPV, LLC, a Delaware limited liability company, as Lender

By:/s/ Morris Beyda
Name: Morris Beyda
Title: Partner & COO

[SIGNATURE PAGE TO AMENDMENT NUMBER THIRTEEN]